SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021 (August 13, 2021)

TPB ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40732	98-1582136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Letterman Drive, Suite A3-1 San Francisco, CA	94128
(Address of principal executive offices)	(Zip Code)

(415) 854-7074

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TPBAU	Nasdaq Capital Market
Class A ordinary shares included as part of the units	TPBA	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	TPBAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

TPB Acquisition Corporation I (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K for the initial public offering date of August 13, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2021 (the “Original Form 8-K”), to amend and restate the Company’s audited balance sheet and accompanying footnotes as of August 13, 2021 (the “Post IPO Balance Sheet”) as further described below.

This First Amendment is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment to reflect a restatement of the Company’s Post IPO Balance Sheet to reclassify a portion of its public shares from permanent equity to temporary equity as further described below.

Background of Restatement

The Company has re-evaluated its application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on August 13, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s charter. The Company's management re-evaluated the conclusion and determined that the Public Shares included certain provisions that require classification of the Public Shares as temporary equity regardless of the minimum net tangible assets required to complete the Company's initial business combination. Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity.

On December 3, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) audited Post IPO Balance Sheet, included in the Original Form 8-K, filed with the SEC on August 19, 2021 should be restated to report all Public Shares as temporary equity and should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in this First Amendment. As such, the Company is restating the Post IPO Balance Sheet in this First Amendment.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

The financial statement and related financial information that was included in the Original Form 8-K is superseded by the financial information in this First Amendment, and the financial statement and related financial information contained in the Original Form 8-K should no longer be relied upon. On February 9, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.

This First Amendment sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of August 13, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this First Amendment for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of August 13, 2021.

As a result of the restatement described in this First Amendment, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the above-mentioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the above-mentioned financial statement was issued.  For a discussion of management’s consideration of the Company’s disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Company’s Amendment No. 1 to its Form 10-Q/A for the quarterly period ended September 30, 2021.

Item 8.01	Other Events.

On August 13, 2021, the Company consummated its IPO of 17,500,000 units, at an offering price of $10.00 per Unit and a private placement with TPB Acquisition Sponsor I, LLC of 4,000,000 private placement warrants at a price of $1.50 per warrant. On August 17, the Company consummated a partial exercise by the underwriters of the IPO of their over-allotment option for 536,299 units (the “Overallotment Units”) and 71,507 private placement warrants (together with the private placement warrants offered and sold in the IPO, the “Private Placement”). The net proceeds from the IPO and the Overallotment Units together with certain of the proceeds from the Private Placement, $180,362,990 in the aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of August 13, 2021 has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet, as of August 13, 2021. (as restated)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2022	TPB ACQUISITION CORPORATION I

	By:	/s/ David Friedberg
	Name:	David Friedberg
	Title:	Chief Executive Officer

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